SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (herein called the "AMENDMENT") made as of April 2, 1999 by and among Energy Corporation of America, a West Virginia corporation (herein called "BORROWER"), General Electric Capital Corporation, individually and as agent (herein called "AGENT"), and the Lenders named on Schedule 3 to the Original Agreement ("LENDERS").

                              W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of May 20, 1997, as amended by a First Amendment to Credit Agreement and Assignment and Waiver dated as of September 26, 1997 (the "Original Agreement"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement to modify certain covenants to allow for additional Investments (as defined in the Original Agreement) and to waive the failure by Borrower to comply with certain covenants;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE 1.

                           Definitions and References
                           --------------------------

     Section  1.1.  Terms Defined in the Original Agreement.  Unless the context
                    ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section  1.2.  Other Defined Terms.  Unless the context otherwise requires,
                    -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

     "AMENDMENT"  shall  mean  this  Second  Amendment  to  Credit  Agreement.

     "CREDIT  AGREEMENT"  shall  mean  the Original Agreement as amended hereby.

                                   ARTICLE II.

                        Amendments to Original Agreement
                        --------------------------------

     Section  2.1. Tangible Net Worth.  Section 7.7 of the Original Agreement is
                   ------------------
hereby
amended  in  its  entirety  to  read  as  follows:

          "Section 7.7. Limitation on Investments and New Businesses. No Restricted Person will:

          (a) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business or except as otherwise expressly permitted hereunder;

          (b) engage directly or indirectly in any business or conduct any operations except the energy business;

          (c) make any acquisitions of or Investments in any Person, except for the following Investments made by any Restricted Person other than Eastern
Capital:

               (i)     Investments  in  Cash  Equivalents;

               (ii)     Investments  in  Wholly-owned  Subsidiaries of Borrower;

               (iii)     Investments  in  Capital Stock of any Person; provided:
(A) such Person or is engaged primarily in owning and/or operating oil and gas properties or in the energy utility business and (B) such Investments do not exceed $1,000,000, in the aggregate; and

               (iv) Investments in Capital Stock of any Person (in this subsection called a "Target"); provided (A) the Target is engaged primarily in owning and/or operating oil and gas properties or in the energy utility business and (B) the Target shall become a Wholly-owned Subsidiary within the Acquisition Period (as defined below in this section); provided that: the Investments described in the immediately preceding clause (iii) and in this clause (iv) shall not exceed $5,000,000 in the aggregate; provided further: that Borrower shall give written notice to Agent when the Investments described in the immediately preceding clause (iii) and in this clause (iv) exceed $1,000,000 in the aggregate;

          (d) make any significant acquisition of or Investments in any properties except properties used in the energy business;

          (e) make Investments by Eastern Capital Corporation in an aggregate amount in excess of $5,000,000.

     Notwithstanding the foregoing, no acquisition or Investment permitted under the immediately preceding clauses (c) and (d) and under this subsection (e) may be made if a Default, Event of Default or Borrowing Base Deficiency exists at the time such acquisition or Investment is made or will occur as a result thereof.

     As used in this subsection "Acquisition Period" means (1) a period of eighteen months beginning on the date of the original Investment by any Restricted Person in the Target or (2) if by the end of such eighteen-month period, (x) the Target and such Restricted Person have executed a letter of intent for such Restricted Person to purchase the Target and Borrower has delivered a copy of such letter to Agent or (y) such Restricted Person is negotiating in good faith to acquire the Target and has provided to Agent a written summary of the status of such negotiations, "Acquisition Period" shall mean a period of twenty-four months from the date of such Restricted Person's first Investment in the Target."

     Section  2.2. Limitation on Credit Extensions.  Section 7.8 of the Original
                   -------------------------------
Agreement is hereby amended by deleting the "and" immediately prior to subsection (iii) thereof and adding the following at the end of such section:

          "and (iv) extensions of credit to key employees of Borrower for the purchase of Class A Stock of Borrower pursuant to a Resolution of the Board of Directors dated December 10, 1998."

                                  ARTICLE III.

                           Conditions of Effectiveness
                           ---------------------------

     Section  3.1.  Effective Date.  This Amendment shall become effective as of
                    --------------
the date first above written when, and only when Agent shall have received all of the following documents in form and substance satisfactory to Agent:

     (a)    this  Amendment;

     (b) the Consent of the Subsidiaries of Borrower which have executed and delivered Security Documents;

     (c) the written opinion of Goodwin and Goodwin, LLP dated as of the date of this Amendment, addressed to Agent, to the effect that this Amendment has been duly authorized, executed and delivered by Borrower and that the Credit Agreement and the Notes constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws and other laws affecting creditors' rights generally from time to time in effect);

     (d) a certificate of the Secretary of Borrower dated the date of this Amendment certifying: (i) that resolutions adopted by the Board of Directors of the Borrower authorize the execution, delivery and performance of this Amendment by Borrower; (ii) the names and true signatures of the officers of the Borrower authorized to sign this Amendment; and (iii) that all of the representations and warranties set forth in Article V hereof are true and correct at and as of the time of such effectiveness; and

     (e)     such  other  supporting  documents as Agent may reasonably request.

                                   ARTICLE IV.

                         Representations and Warranties
                         ------------------------------

     Section  4.1.  Representations  and  Warranties  of  Borrower.  In order to
                    ----------------------------------------------
induce  each
Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

     (a) All representations and warranties made by any Restricted Person in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated herein) as if such representations and warranties had been made as of the date hereof.

     (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

     (c) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby does not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

     (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

     (e) The audited annual Consolidated financial statements of Borrower dated as of June 30, 1998 and the unaudited quarterly Consolidated financial statements of Borrower dated as of December 31, 1998 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to each Lender. Since such dates, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

                                   ARTICLE V.

                                  Miscellaneous
                                  -------------

     Section  5.1. Ratification of Agreements.  The Original Agreement as hereby
                   --------------------------
amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     Section  5.2.  Survival  of  Agreements.  All  representations, warranties,
                    ------------------------
(covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower any Restricted Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     Section  5.3.  Loan  Documents.  This Amendment is a Loan Document, and all
                    ---------------
provisions  in  the  Credit Agreement pertaining to Loan Documents apply hereto.

     Section  5.4. Governing Law.  THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND
                   -------------
INSTRUMENT MADE UNDER THE LAWS OF THIS STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     Section  5.5. Counterparts: Fax.  This Amendment may be separately executed
                   -----------------
in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed and delivered by facsimile or other electronics transmission.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                        BORROWER:

                                        ENERGY  CORPORATION  OF  AMERICA


                                        By:   /s/  I.  M.  Allan
                                             ---------------------------
                                             Isobel  M.  Allan
                                             Vice  President  Finance


                                        AGENT:

                                        GENERAL  ELECTRIC  CAPITAL
                                        CORPORATION,  as  Agent  and  Lender


                                        By:  /s/  Eric  A.  Schaefer
                                             ---------------------------
                                             Manager  -  Operations

                                        THE  BANK  OF  NOVA  SCOTIA,  as
                                        Documentation  Agent  and  Lender


                                        By:   /s/  F.C.H.  Ashby-
                                             ---------------------------
                                             Name:  F.C.  H.  Ashby
                                             Title: Sr. Mgr. Loan Operations


                                        UNION  BANK  OF  CALIFORNIA, N.A., as
                                        Lender


                                        By:   /s/  Randall  Osterberg
                                             ---------------------------
                                             Name:  Randall  Osterberg
                                             Title:  Vice  President

                                        UNION  BANK  OF  CALIFORNIA, N.A., as
                                        Lender


                                        By:    /s/  Carl  Stutzman
                                              --------------------------
                                             Name:  Carl  Stutzman
                                             Title:  Sr.  Vice  President
                                                     and  Manager

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